Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 30, 2012
Basis of Accounting, Policy [Policy Text Block]
Nature of Business

Diversified Restaurant Holdings, Inc. (“DRH” or the “Company”) is a fast-growing restaurant company operating two complementary concepts:  Bagger Dave’s Legendary Burger Tavern® (“Bagger Dave’s”) and Buffalo Wild Wings® (“BWW”).  As the creator, developer, and operator of Bagger Dave’s and as one of the largest franchisees of BWW, we provide a unique guest experience in a casual and inviting environment.  We are committed to providing value to our guests through offering generous portions of flavorful food in an upbeat and entertaining atmosphere.  We believe Bagger Dave’s and DRH-owned BWW are uniquely-positioned restaurant brands designed to maximize appeal to our guests.  Both restaurant concepts offer competitive price points and a family-friendly atmosphere, which we believe enables consistent performance through economic cycles.  We were incorporated in 2006 and are headquartered in the Detroit metropolitan area.  As of December 30, 2012 we had 45 locations in Florida, Illinois, Indiana, Michigan, and Missouri.  Of those restaurants, 44 are corporate owned and one is franchised by a third party.

Our Company’s roots can be traced to 1999, when our founder, President, CEO, and Chairman T. Michael Ansley opened his first BWW restaurant in Sterling Heights, Michigan.   By late 2004, Mr. Ansley and his business partners owned and operated seven BWW franchised restaurants and formed AMC Group, LLC as an operating center for those locations.  In 2006, DRH was formed and several entities, including AMC Group, LLC, were reorganized to provide the framework and financial flexibility to grow as a franchisee of BWW and to develop and grow our Bagger Dave’s concept.  In 2008, DRH became public by completing a self-underwritten initial public offering for approximately $735,000 and 140,000 shares.

Mr. Ansley has received various awards from BWLD, including awards for highest annual restaurant sales and operator of the year.  In September 2007, Mr. Ansley was awarded Franchisee of the Year by the International Franchise Association (“IFA”).  The IFA’s membership consists of over 12,000 franchisee members and over 1,000 franchisor members.

Today, DRH and its wholly-owned subsidiaries, including AMC Group, Inc. (“AMC”), AMC Wings, Inc. (“WINGS”), and AMC Burgers, Inc. (“BURGERS”), develop, own, and operate Bagger Dave's and DRH-owned BWW restaurants located throughout Florida, Illinois, Indiana, Michigan, and Missouri.

DRH originated the Bagger Dave’s® concept with our first restaurant opening in January 2008 in Berkley, Michigan.  Currently, there are 10 corporate-owned Bagger Dave’s in Michigan, one corporate-owned Bagger Dave’s in Indiana, and one franchised location in Missouri. The Company plans to operate approximately 50 Bagger Dave’s corporate-owned locations by the end of 2017.

DRH is also one of the largest BWW franchisees and currently operates 33 DRH-owned BWW restaurants (15 in Michigan, 10 in Florida, four in Illinois, and four in Indiana), including the nation’s largest BWW, based on square footage, in downtown Detroit, Michigan.  T. Michael Ansley, our President, CEO, and Chairman of the Board, is the recipient of various franchise awards, including BWW awards for the highest annual restaurant sales in 2006, 2005, and 2004.  We remain on track to fulfill our area development agreement with BWLD.  The Company also recently purchased the rights to develop another location in Indiana.  Per the area development agreement with BWLD, we expect to operate 47 DRH-owned BWW by the end of 2017.

The following organizational chart outlines the corporate structure of DRH.  A brief textual description of the entities follows the organizational chart. DRH is incorporated in Nevada

AMC was formed on March 28, 2007 and serves as our operational and administrative center.  AMC renders management, operational support, and advertising services to WINGS and its subsidiaries and BURGERS and its subsidiaries.  Services rendered by AMC include marketing, restaurant operations, restaurant management consultation, hiring and training of management and staff, and other management services reasonably required in the ordinary course of restaurant operations.

WINGS was formed on March 12, 2007 and serves as a holding company for our DRH-owned BWW restaurants.  We are economically dependent on retaining our franchise rights with BWLD.  The franchise agreements have specific initial term expiration dates ranging from January 29, 2014 through October 7, 2032, depending on the date each was executed and the duration of its initial term.  The franchise agreements are renewable at the option of the franchisor and are generally renewable if the franchisee has complied with the franchise agreement.  When factoring in any applicable renewals, the franchise agreements have specific expiration dates ranging from January 29, 2019 through October 7, 2047.  We believe we are currently in compliance with the terms of these agreements.

BURGERS was formed on March 12, 2007 and serves as a holding company for our Bagger Dave’s restaurants.  Bagger Dave’s Franchising Corporation, a subsidiary of BURGERS, was formed to act as the franchisor for the Bagger Dave’s concept and has rights to franchise in Illinois, Indiana, Kentucky, Michigan, Missouri, Ohio, and Wisconsin.  We do not intend to pursue significant franchisee development at this time

We follow accounting standards set by the Financial Accounting Standards Board ("FASB"). The FASB sets generally accepted accounting principles ("GAAP") that we follow to ensure we consistently report our financial condition, results of operations, and cash flows. References to GAAP issued by the FASB in these footnotes are to the FASB Accounting Standards Codification ("Codification" or "ASC").

Consolidation, Policy [Policy Text Block]
Principles of Consolidation

The consolidated financial statements include the accounts of DRH and its wholly-owned subsidiaries (collectively, the “Company”).  All significant intercompany accounts and transactions have been eliminated upon consolidation.

We consolidate all variable interest entities (“VIE”) where we are the primary beneficiary.  For VIE, we assess whether we are the primary beneficiary as prescribed by the accounting guidance on the consolidation of VIE.  The primary beneficiary of a VIE is the party that has the power to direct the activities that most significantly impact the performance of the entity and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entity.  Prior to our acquisition of 100.0% of its membership interests on September 25, 2012, we consolidated Ansley Group, LLC because we leased and maintained substantially all of its assets to operate our Clinton Township, Michigan BWW restaurant and we guaranteed all of its debt.  See Note 2 for details.

Fiscal Period, Policy [Policy Text Block]
Fiscal Year

The Company utilizes a 52- or 53-week accounting period that ends on the last Sunday in December. Consequently, fiscal year 2012 ended on December 30, 2012, comprising 53 weeks. Fiscal year 2011 ended on December 25, 2011, comprising 52 weeks.

Cash and Cash Equivalents, Policy [Policy Text Block]
Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand and demand deposits in banks. The Company considers all highly-liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company, at times throughout the year, may, in the ordinary course of business, maintain cash balances in excess of federally-insured limits. Management does not believe the Company is exposed to any unusual risks on such deposits.

Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition

Revenues from food and beverage sales are recognized and generally collected at the point of sale. All sales taxes are presented on a net basis and are excluded from revenue.

The Company’s existing Bagger Dave’s franchise agreements have terms of 15 years. We provide the use of the Bagger Dave’s trademarks, system, training, preopening assistance, and restaurant operating assistance in exchange for area development fees, franchise fees, and royalties of 5.0% of a restaurant’s sales.

Franchise fee revenue from individual franchise sales is recognized upon the opening of the franchised restaurant when all material obligations and initial services to be provided by the Company have been performed.  Area development fees are dependent upon the number of restaurants in the territory, as are our obligations under the area development agreement.  Consequently, as obligations are met, area development fees are recognized proportionally with expenses incurred with the opening of each new restaurant and any royalty-free periods.  Royalties are accrued as earned and are calculated each period based on restaurant sales.

Receivables, Policy [Policy Text Block]
Accounts Receivable

Accounts receivable were stated at the amount management expects to collect from outstanding balances. Balances that are outstanding after management has used reasonable collection efforts are written off with a corresponding charge to bad debt expense.  Management does not believe any allowances for doubtful accounts were necessary at December 30, 2012.

Revenue Recognition, Gift Cards [Policy Text Block]
Gift Cards

Buffalo Wild Wings

The Company records gift cards under a BWLD central-wide program.  Gift cards sold are recorded as a gift card liability.  When redeemed, the gift card liability account is offset by recording the transaction as revenue.  At times, gift card redemptions can exceed amounts due to BWLD for gift card purchases resulting in an asset balance.  Under this centralized system, any breakage would be recorded by Blazin Wings, Inc., a subsidiary of BWLD, and is subject to the breakage laws in the state of Minnesota, where Blazin Wings, Inc. is located.

Bagger Dave’s

The Company records Bagger Dave's gift card sales as a gift card liability when sold.  When redeemed, the gift card liability account is offset by recording the transaction as revenue.  Michigan law states that gift cards cannot expire and any post-sale fees cannot be assessed until five years after the date of gift card purchase by the consumer. There is no breakage attributable to Bagger Dave's restaurants for the Company to record as of December 30, 2012 and December 25, 2011.

The Company's gift card asset/liability was an asset of $78,818 and a liability of $146,898 at December 30, 2012 and December 25, 2011, respectively, and is included in other accrued liabilities on the consolidated balance sheets.

Inventory, Policy [Policy Text Block]	Inventory Inventory, which consists mainly of food and beverage products, is accounted for at the lower of cost or market using the first in, first out method of inventory valuation.
Prepaid and Other Assets [Policy Text Block]	Prepaids and Other Assets Prepaid assets consist principally of prepaid insurance and are recognized ratably as operating expense over the period covered by the unexpired premium. Other assets consist primarily of security deposits on our operating leases.
Goodwill and Intangible Assets, Intangible Assets, Policy [Policy Text Block]
Intangible Assets

Amortizable intangible assets consist of franchise fees, trademarks, non-compete agreements, favorable and unfavorable operating leases, and loan fees and are amortized to operating expense on a straight-line basis over the term of the related underlying agreements or to approximate the effective interest method based on the following:

Franchise fees (years)	10	-	20
Trademarks (years)		15
Non-compete agreements (years)		3
Favorable and unfavorable leases (years)	lease term (7 - 16)
Loan fees (years)	loan term (5 - 7)

Liquor licenses, also a component of intangible assets, are deemed to have an indefinite life and, accordingly, are not amortized. Management reviews liquor license assets on an annual basis (at year end) to determine whether carrying values have been impaired. We identify potential impairments for liquor licenses by comparing the fair value with its carrying amount. If the fair value exceeds the carrying amount, the liquor licenses are not impaired. If the carrying amount exceeds the fair value, an impairment loss is recorded for the difference.  If the fair value of the asset is less than the carrying amount, an impairment is recorded.

During the periods ended December 30, 2012 and December 25, 2011, respectively, no impairments relating to intangible assets were recognized.
Property, Plant and Equipment, Policy [Policy Text Block]
Property and Equipment

Property and equipment are recorded at cost. Major improvements and renewals are capitalized. Land is not depreciated. Buildings are depreciated using the straight-line method over the estimated useful life, which is typically 39 years. Equipment and furniture and fixtures are depreciated using the straight-line method over the estimated useful lives of the assets, which range from three to seven years. Leasehold improvements, which include the cost of improvements funded by landlord incentives or allowances, are amortized using the straight-line method over the lesser of the term of the lease, with consideration of renewal options if renewals are reasonably assured because failure to renew would result in an economic penalty, or the estimated useful lives of the assets, which is typically 5 - 15 years. Maintenance and repairs are expensed as incurred. Upon retirement or disposal of assets, the cost and accumulated depreciation are eliminated from the respective accounts and the related gains or losses are credited or charged to earnings.

Restaurant construction in progress is not amortized or depreciated until the related assets are placed into service. The Company capitalizes, as restaurant construction in progress, costs incurred in connection with the design, build out, and furnishing of its restaurants. Such costs consist principally of leasehold improvements, directly related costs such as architectural and design fees, construction period interest (when applicable), and equipment, furniture and fixtures not yet placed in service.

The Company reviews property and equipment, along with other long-lived assets subject to amortization, for impairment whenever events or changes in circumstances indicate that a potential impairment has occurred.  During the years ended December 30, 2012 and December 25, 2011, there were no impairments recorded.

Goodwill and Intangible Assets, Goodwill, Policy [Policy Text Block]
Goodwill

Goodwill represents expected synergies from the merger of operations and intangibles assets that do not qualify for separate recognition. Goodwill is not amortized and represents the excess of cost over the fair value of identified net assets of businesses acquired. Measurement of goodwill at initial recognition is described in Note 2.  Goodwill is subject to an annual impairment analysis, where it is subsequently measured at cost less accumulated impairment losses.

The impairment analysis of goodwill consists first of a review of various qualitative factors of the identified reporting units to determine whether it is more likely than not that the fair value of a reporting unit exceeds its carrying amount, including goodwill. This review includes, but is not limited to, an evaluation of the macroeconomic, industry, or market, and cost factors relevant to the reporting unit as well as financial performance and entity or reporting unit events that may affect the value of the reporting unit. If this review leads to the determination that it is more likely than not that the fair value of the reporting unit is greater than its carrying amount, further impairment testing is not required. However, if this review cannot support a conclusion that it is more likely than not that the fair value of the reporting unit is greater than its carrying amount, or at our discretion, quantitative impairment steps are performed.

The quantitative portion of the impairment test consists of a two-step process, if necessary. The first step is to compare the fair value of the reporting unit to its carrying value, including goodwill. If the fair value of the reporting unit is less than its carrying value, the second step of the impairment test must be performed in order to determine the amount of impairment loss, if any. The second step compares the implied fair value of goodwill with the carrying amount of that goodwill. If the carrying amount of the goodwill exceeds its implied fair value, an impairment charge is recognized in an amount equal to that excess. The loss recognized cannot exceed the carrying amount of goodwill. All goodwill was considered recoverable as of December 30, 2012 based on our qualitative analysis.

Deferred Charges, Policy [Policy Text Block]
Deferred Rent

Certain operating leases provide for minimum annual payments that increase over the life of the lease. Typically, leases have an initial lease term of between 10 and 15 years and contain renewal options under which we may extend the terms for periods of two to five years. The aggregate minimum annual payments are expensed on a straight-line basis commencing at the start of our construction period and extending over the term of the related lease, without consideration of renewal options. The amount by which straight-line rent exceeds actual lease payment requirements in the early years of the lease is accrued as deferred rent liability and reduced in later years when the actual cash payment requirements exceed the straight-line expense. The Company also accounts, in its straight-line computation, for the effect of any "rental holidays", "free rent periods", and "landlord incentives or allowances".

Advertising Costs, Policy [Policy Text Block]
Advertising

Advertising expenses associated with contributions to the national BWW advertising fund are expensed as contributed and all other advertising expenses are expensed as incurred. Advertising expenses were $3.3 million and $2.7 million for the years ended December 30, 2012 and December 25, 2011, respectively, and is included in general and administrative expenses in the consolidated statement of operations.

Pre-opening Costs [Policy Text Block]	Pre-opening Costs Pre-opening costs are those costs associated with opening new restaurants and will vary based on the number of new locations opening and under construction. These costs are expensed as incurred. Pre-opening costs were $1.8 million and $714,330 for the years ended December 30, 2012 for and December 25, 2011, respectively.
Income Tax, Policy [Policy Text Block]
Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

The Company applies the provisions of FASB ASC 740, Income Taxes, (“ASC 740”) regarding the accounting for uncertainty in income taxes. The Company classifies all interest and penalties as income tax expense. There are no accrued interest amounts or penalties related to uncertain tax positions as of December 30, 2012 or December 25, 2011.

Earnings Per Share, Policy [Policy Text Block]
Earnings Per Common Share

Earnings per share are calculated under the provisions of ASC 260, Earnings per Share, which requires a dual presentation of "basic" and "diluted" earnings per share on the face of the income statement. Basic earnings per common share excludes dilution and is computed by dividing the net earnings available to common stockholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per common share include dilutive common stock equivalents consisting of stock options determined by the treasury stock method. Restricted stock awards contain nonforfeitable rights to dividends, making such awards participating securities.  The calculation of basic and diluted earnings per share uses an earnings allocation method to consider the impact of restricted stock.  Due to the limited number of restricted shares outstanding, there was no impact on basic or diluted earnings per share in 2012 or 2011.

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]
Stock Based Compensation

The Company estimates the fair value of stock option awards utilizing the Black-Scholes pricing model.  The fair value of the awards is amortized as compensation expense on a straight-line basis over the requisite service period of the award, which is generally the vesting period.  The fair value of restricted shares is equal to the number of restricted shares issued times the Company’s stock price on the date of grant and is amortized as compensation expense on a straight-line basis over the service period of the award.

Concentration Risk, Credit Risk, Policy [Policy Text Block]
Concentration Risks

Approximately 70.0% and 76.0% of the Company's revenues for the years ended December 30, 2012 and December 25, 2011, respectively, were generated from food and beverage sales from restaurants located in Michigan.

Use of Estimates, Policy [Policy Text Block]
Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Derivatives, Policy [Policy Text Block]
Interest Rate Swap Agreements

The Company utilizes interest rate swap agreements with a bank to fix interest rates on a portion of the Company’s portfolio of variable rate debt, which reduces exposure to interest rate fluctuations.  The Company does not use any other types of derivative financial instruments to hedge such exposures, nor does it use derivatives for speculative purposes.

Prior to the debt restructure on April 2, 2012 (see Note 6 for details), the Company’s interest rate swap agreements did not qualify for hedge accounting. As such, the Company recorded the change in the fair value of the swap agreements in change in fair value of derivative instruments on the Consolidated Statements of Operations. The interest rate swap agreements in effect at December 30, 2012 do qualify for hedge accounting. For interest rate swap agreements that qualify for hedge accounting, the Company records the change in the fair value of the swap agreement as a component of other comprehensive income/(loss), net of tax. The Company records the fair value of its interest rate swaps on the balance sheet in other assets or other liabilities depending on the fair value of the swaps. See Note 6 and Note 13 for additional information on the interest rate swap agreements.

New Accounting Pronouncements, Policy [Policy Text Block]
Recent Accounting Pronouncements

In February 2013, the FASB issued updated guidance that amends the reporting of amounts reclassified out of accumulated other comprehensive income. These amendments do not change the current requirements for reporting net income or other comprehensive income in the financial statements. However, the guidance requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component, either on the face of the financial statement where net income is presented or in the notes to the financial statements. This guidance is effective for fiscal periods beginning after December 15, 2012, and is to be applied prospectively. We will comply with this guidance as of December 31, 2012, and the adoption of the guidance will not have a material impact on our consolidated financial statements.

In July 2012, the FASB issued ASU 2012-02 “Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangibles Assets for Impairment”, which updated guidance on the annual testing of indefinite-lived intangible assets for impairment. The amendment allows an entity to first assess qualitative factors to determine whether it is more likely than not that the indefinite-lived intangible asset is impaired. If, based on its qualitative assessment, an entity concludes it is more likely than not that the fair value of the indefinite-lived intangible asset is less than its carrying amount, quantitative impairment testing is required. However, if an entity concludes otherwise, quantitative impairment testing is not required. This guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. We will comply with this guidance as of December 31, 2012 and the adoption of the guidance will not have a material impact on our consolidated financial statements.

Reclassification, Policy [Policy Text Block]	Reclassifications Certain reclassifications have been made to the prior year consolidated financial statements to conform to the current year's presentation.